Exhibit 10.1

2026 EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

(effective June 2, 2026)

1.
Purpose

The purpose of this 2026 Equity Incentive Plan (the “Plan”) of Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada, (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.
Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Shares (as defined in Section 7), RSUs (as defined in Section 7) and Other Share-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.
Administration and Delegation
(a)
Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b)
Appointment of Board Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board (or the Delegated Officers referred to in Section 3(c)) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee (or such Delegated Officers).
(c)
Delegation to Delegated Officers. Subject to any requirements of applicable law, the Board may, by resolution, delegate to one or more officers of the Company (such persons, the “Delegated Officers”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine; provided, that no Delegated Officer shall be authorized to grant Awards to themselves; and provided further, that no Delegated Officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d)
Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.
4.
Shares Available for Awards
(a)
Number of Shares; Share Counting.
(1)
Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Share Options, as defined in Section 5(b)) for up to a number of common shares, no par value per share, of the Company (the “Common Shares”), as is equal to the sum of:
(A)
4,400,000 Common Shares, and
(B)
such additional number of Common Shares as is equal to the sum of (x) the number of Common Shares reserved for issuance under the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Existing Plan”) that remain available for the grant of new awards as of immediately prior to the date that the Plan is approved by the Company’s shareholders (the “Effective Date”) and (y) the number of Common Shares subject to awards granted under the Existing Plan that are outstanding as of the Effective Date and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right and any shares subject to awards under the Existing Plan which shares would otherwise have been returned to the Existing Plan and been available for the grant of new awards thereunder (subject, however, in the case of Incentive Share Options to any limitations under the Code), provided that the aggregate number of Common Shares referred to in this clause (B) shall not exceed 14,720,800.

Common Shares issued under the Plan may consist in whole or in part of authorized but unissued shares.

(2)
Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
(A)
all Common Shares covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of Common Shares and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B)
to the extent that an Award may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;
(C)
if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of Common Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Shares not being issued (including as a result of an Award that was settleable either in cash or in shares actually being settled in cash), the unused Common Shares covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Share Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

(D)
Common Shares delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase Common Shares upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.
(b)
Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director shall not exceed US$750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed US$1,000,000 in any calendar year for any individual non-employee director for services as a director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid or Awards made pursuant to a bona fide consulting agreement for services other than as a director, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associated with the modification of an outstanding award (whether or not granted under the Plan) shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
(c)
Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or shares of an entity, the Board may grant Awards in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.
5.
Share Options
(a)
General. The Board may grant options to purchase Common Shares (each, an “Option”) and determine the number of Common Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal, state or provincial securities laws, as the Board considers necessary or advisable.
(b)
Incentive Share Options. An Option that the Board intends to be an “Incentive Share Option” as defined in Section 422 of the Code (an “Incentive Share Option”) shall only be granted to employees of Xenon Pharmaceuticals Inc., any of Xenon Pharmaceutical Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Share Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Share Option shall be designated a “Nonqualified Share Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Share Option is not an Incentive Share Option or if the Company converts an Incentive Share Option to a Nonqualified Share Option.
(c)
Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Shares on the date the Option is granted; provided that if the Board approves the grant of an Option to be effective on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a Common Share for purposes of the Plan will be determined as follows:
(1)
if the Common Shares trade on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(2)
if the Common Shares do not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

(3)
if the Common Shares are not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a Common Share for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures, or can use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.

The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d)
Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e)
Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Common Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f)
Payment Upon Exercise. Common Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;
(2)
except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;
(3)
to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of Common Shares owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4)
to the extent provided for in the applicable Nonqualified Share Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Shares (valued in the manner determined or approved by the Board) on the date of exercise;
(5)
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or
(6)
to the extent provided for in the applicable Option agreement or approved by the Board, by any combination of the above permitted forms of payment.

(g)
Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Common Shares and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Shares (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s shares are listed or traded (the “Exchange”).
(h)
No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.
(i)
No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
6.
Share Appreciation Rights
(a)
General. The Board may grant Awards consisting of share appreciation rights (“SARs”) entitling the holder, upon exercise or other settlement in accordance with the terms of the applicable SAR agreement, to receive an amount of Common Shares or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a Common Share (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date or the date on which the SARs are otherwise settled in accordance with the applicable SAR agreement.
(b)
Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value (as defined in Section 5(c)) of the Common Shares on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
(c)
Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d)
Exercise of SARs. Subject to the terms of the applicable SAR agreement, SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e)
Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Common Shares and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Shares (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
(f)
No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
(g)
No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7.
Restricted Shares; RSUs
(a)
General. The Board may grant Awards entitling recipients to acquire Common Shares (“Restricted Shares”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive, subject to the terms of the applicable Award agreement, Common Shares or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).
(b)
Terms and Conditions for Restricted Shares and RSUs. The Board shall determine the terms and conditions of Restricted Shares and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c)
Additional Provisions Relating to Restricted Shares.
(1)
Dividends. Any dividends (whether paid in cash, shares or property) declared and paid by the Company with respect to Restricted Shares (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying Restricted Shares. No interest will be paid on Unvested Dividends.
(2)
Share Certificates/Issuance. The Company may require that any share certificates issued in respect of Restricted Shares, as well as dividends or distributions paid on such Restricted Shares, shall be deposited in escrow by the Participant, together with a share power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Shares were issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to such Participant’s Designated Beneficiary (as defined below).
(d)
Additional Provisions Relating to RSUs.
(1)
Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of Common Shares specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.
(2)
Voting Rights. A Participant shall have no voting rights with respect to any RSUs.
(3)
Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Common Shares (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or Common Shares, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.

8.
Other Share-Based Awards
(a)
General. The Board may grant other Awards of Common Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other property (“Other Share-Based Awards”). Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of, or in satisfaction of, compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Common Shares or cash, as the Board shall determine.
(b)
Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award, including any purchase price applicable thereto.
(c)
Dividend Equivalents. The Award agreement for an Other Share-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or Common Shares, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Share Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Share-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.
9.
Performance Awards.
(a)
Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).
(b)
Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or more such performance measures related to the Company, a division or business unit thereof or individual goals (including, but not limited to, the continued provision of services to the Company) or on any other basis as the Board shall determine. The Board may specify that such performance measures shall be adjusted to exclude any factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works; and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of any changes in the Company’s capitalization, unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(c)
Adjustments. The Board may adjust the number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.
(d)
Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to Restricted Shares shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Share-Based Awards shall be subject to Sections 7(d)(1) and 8(c), as applicable.

10.
Adjustments for Changes in Common Shares and Certain Other Events
(a)
Changes in Capitalization. In the event of any share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Shares other than an ordinary cash dividend, (i) the number and class of shares available under the Plan, (ii) the share counting rules set forth in Sections 4(a), (iii) the number, class, exercise, measurement or purchase price and any other per-share related provisions of shares subject of each outstanding Award, and (iv) any performance goals applicable to an Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the Common Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.
(b)
Reorganization Events.
(1)
Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)
Consequences of a Reorganization Event on Awards Other than Restricted Shares.
(A)
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Shares on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement, another agreement between the Company and the Participant or another Company plan):
(i)
provide that Awards shall be assumed, or substantially equivalent awards, shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
(ii)
upon written notice to a Participant, provide that unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or that unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;
(iii)
provide that Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;
(iv)
make or provide for a payment, in such form (which may include, without limitation, cash, cash equivalents and/or securities of the acquiring or succeeding corporation (or an affiliate thereof)) as may be determined by the Board, to Participants with respect to an Award held by a Participant equal in value to (A) the number of Common Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the amount of cash and/or value, as determined by the Board in its discretion, of any non-cash consideration per Common Share to be received by holders of Common Shares as a result of the Reorganization Event (the “Acquisition Price”) over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided that any escrow, holdback, earn-out or similar provisions in the definitive agreement governing the Reorganization Event may, as determined by the Board, apply to such payment to the same extent and in the same manner as such provisions apply to holders of Common Shares, and provided further that if the Acquisition Price does not exceed the exercise price of such Award, then the Award shall be canceled without any payment of consideration therefor;

(v)
provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and
(vi)
any combination of the foregoing.

In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B)
Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(C)
For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Shares) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Common Share subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Shares for each Common Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of common shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Common Shares as a result of the Reorganization Event.
(D)
The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.
(3)
Consequences of a Reorganization Event on Restricted Shares. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Shares shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Shares; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Shares if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Shares then outstanding shall automatically be deemed terminated or satisfied.

(c)
Merger or Change of Control.
(1)
Definition. “Change of Control” means:
(A)
the acquisition by any person or persons acting jointly or in concert (as determined by the Securities Act) (“Person”), whether directly or indirectly, of voting securities of the Company that, together with all other voting securities of the Company held by such Person, constitute in the aggregate more than 50% of all outstanding voting securities of the Company; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company will not be considered a Change of Control;
(B)
an amalgamation, arrangement or other form of business combination of the Company with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company will not be considered a Change of Control; or
(C)
a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (C), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (I) a transfer to a Related Entity, or (II) a transfer of assets by the Company to: (w) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, (x) an entity of which the Company has Control, (y) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (z) an entity of which a Person described in this subsection (1)(C)(y) has Control. For purposes of this subsection (C), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control for Awards granted to Participants who are subject to U.S. taxation unless the transaction qualifies as a Change of Control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if: (x) its sole purpose is to change the state or jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(2)
Consequences on Awards.
(A)
Notwithstanding Section 10(b) of the Plan, subject to the immediately following subsection, in the event of a merger of the Company with or into another corporation or other entity or a Change of Control, each outstanding Award will be treated as the Board determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change of Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change of Control, and, to the extent the Board determines, terminate upon or immediately prior to the effectiveness of such merger or Change of Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Board in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subparagraph (A), the Board will not be required to treat all Awards similarly in the transaction.
(B)
In the event that the successor corporation does not assume or substitute for the Award consistent with subsection (A), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Common Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Awards of Restricted Shares and RSUs will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change of Control, the Board will notify the Participants in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Board in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this subsection (B), an Award will be considered assumed if, following the merger or Change of Control, the Award confers the right to purchase or receive, for each Common Share subject to the Award immediately prior to the merger or Change of Control, the consideration (whether shares, cash, or other securities or property) received in the merger or Change of Control by holders of Common Shares for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common shares or common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of an RSU, Performance Award, for each Common Share subject to such Award, to be solely common shares or common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Shares in the Change of Control.

Notwithstanding anything in this subsection (B) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

11.
General Provisions Applicable to Awards
(a)
Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Share Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Share Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Shares subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.
(b)
Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)
Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d)
Withholding. The Participant must satisfy all applicable federal, state, local, provincial or other income and employment tax withholding obligations before the Company will deliver share certificates or otherwise recognize ownership of Common Shares under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages, subject to applicable law. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Common Shares, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal, state, local and provincial tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain Common Shares having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of Common Shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(e)
Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Share Option to a Nonqualified Share Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f)
Conditions on Delivery of Shares. The Company will not be obligated to deliver any shares of Common Shares pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(g)
Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
12.
Miscellaneous
(a)
No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award agreement.
(b)
No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any Common Shares to be issued with respect to an Award until becoming the record holder of such shares.
(c)
Clawback. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation Xenon Pharmaceuticals Inc.’s Clawback Policy adopted in accordance with stock exchange listing requirements (or any successor policy). The Participant agrees that in the event it is determined in accordance with any such policy that any Award granted under the Plan (including any dividends, Unvested Dividends or Dividend Equivalents paid with respect thereto), any Common Shares issued upon exercise or settlement thereof (including securities or other property received therefor), or any other proceeds from the exercise or settlement of such Award or the sale of such Common Shares or any other compensation subject to such policy must be forfeited or reimbursed to the Company, the Participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement as determined by the Company.
(d)
Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(e)
Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring shareholder approval of any Option or SAR repricing may be amended without shareholder approval; (ii) no amendment that would require shareholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s shareholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if the Company’s Common Shares are not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or Section 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s shareholders approve such amendment. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Share Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(e) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(f)
Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(g)
Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with such Participant’s employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(h)
Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in the capacity of a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(i)
Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Province of British Columbia, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the Province of British Columbia.

2026 EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

SHARE OPTION AGREEMENT

THIS AGREEMENT made on [________]

AMONG:

Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada
(the “Company”)

AND:

[First Name, Last Name, Title]
(the “Optionee”)

WHEREAS:

A.
The Optionee is a director, officer, employee, consultant or advisor of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person otherwise approved by the Board of Directors as “Eligible Persons”; and
B.
The Company considers that the grant to the Optionee of an option to purchase Common Shares in the capital of the Company will promote the interests of the Company by furnishing the Optionee with greater incentive to further develop and promote the business and financial success of the Company and by furthering the identity of interest of the Optionee with the shareholders of the Company generally through share ownership in the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises and respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

INTERPRETATION

1.1.
Definitions

In this Agreement unless there is something in the subject matter or context inconsistent therewith, words and terms used herein will have the meanings set forth. To the extent a capitalized term is used herein and not otherwise defined, it shall have the meaning prescribed under the Plan:

(1)
“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act in effect on the date hereof;
(2)
“Board of Directors” means the board of directors of the Company;
(3)
“Business Day” means a day other than Saturday, Sunday and any other day which is a legal holiday in British Columbia;

(4)
“Cause” means, solely for purposes of this Agreement, (i) the Optionee's continued failure (for reasons other than death or disability) to substantially perform the material duties and obligations under the written agreement, if any, setting forth the terms and conditions of the Optionee's employment with the Company (the “Employment Agreement”), which failure, if curable within the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice from the Company of such failure; (ii) the Optionee's failure or refusal to comply with the policies, standards and regulations established by the Company from time to time which failure, if curable in the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice of such failure from the Company; (iii) any act of personal dishonesty, fraud, embezzlement, misrepresentation, or other unlawful act committed by the Optionee that benefits him or her at the expense of the Company; (iv) the Optionee's violation of a U.S. or Canadian federal, provincial or state law or regulation applicable to the Company’s business; (v) the Optionee's violation of, or a plea of nolo contendere or guilty to, a felony under the laws of the United States or any state or Canada or any province; (vi) the Optionee's material breach of the terms of the Employment Agreement or the Confidentiality Agreement (as defined in the Employment Agreement); or (vii) the Company’s severe financial distress, whereby the Company is in the process of winding down its business and the Optionee's employment is terminated in connection with such winding down;
(5)
“Common Shares” means common shares without par value in the capital of the Company;
(6)
“Expiry Date” means the close of business on [●] or such later date as may be extended pursuant to the terms of the Plan;
(7)
“Option” means the option to purchase Common Shares granted by this Agreement;
(8)
“Option Exercise Form” has the meaning under Section 2.4 of this Agreement;
(9)
“Plan” means the 2026 Equity Incentive Plan of the Company, as the same may from time to time be supplemented or amended and in effect;
(10)
“Retirement” means retirement as an employee and/or officer of the Company, and if there is any question on whether a cessation of employment is by way of a retirement or not, the determination by the Chief Executive Officer (or in his absence or in the case of a situation involving the cessation of employment of an executive officer of the Company, the Compensation Committee of the Board of Directors or the independent members of the Board of Directors) shall be conclusive and binding on the Optionee;
(11)
“Separate Agreement” has the meaning under Section 2.2 of this Agreement;
(12)
“subsidiary” has the meaning ascribed thereto under the Securities Act (British Columbia) as the same may from time to time be amended or re enacted.
1.2.
Interpretation

For the purposes of this Agreement, except as otherwise provided:

(1)
“this Agreement” means this Share Option Agreement as it may from time to time be supplemented or amended and in effect, and which is deemed to be an Award Agreement in accordance with the Plan;
(2)
all references in this Agreement to “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;
(3)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

(4)
the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;
(5)
the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;
(6)
where the time for doing an act falls or expires on a day other than a Business Day, the time for doing such act is extended to the next day which is a Business Day, provided that in no event shall the Expiry Date be extended;
(7)
any reference to a statute is a reference to the applicable statute and to any regulations made pursuant thereto and includes all amendments made thereto and in force from time to time and any statute or regulation that has the effect of supplementing or superseding such statute or regulation; and
(8)
any other capitalized terms not defined herein but defined in the Plan shall have the meaning as set out in the Plan.

ARTICLE II

THE OPTION

2.1.
Grant

Subject to the provisions of this Agreement and all the terms of the Plan, the Company hereby grants to the Optionee an option to purchase [●] Common Shares at an exercise price of $ [●] per share.

2.2.
Expiry of Option

Subject to the terms of the Plan, the provisions of this Agreement below, and/or any employment or service agreement, offer letter, change in control severance agreement, or any other agreement that, prior to the date of this Agreement, has been entered into between the Optionee and the Company or any subsidiary of the Company or any Affiliate of the Company (such agreement, a “Separate Agreement”), the Option will expire upon the earliest to occur of the following:

1.
the Expiry Date;
2.
the date which is 90 days after the Optionee ceases to be an “Eligible Person” due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or due to voluntary termination of employment by the Optionee (other than Retirement);
3.
the date which is 180 days from the date Optionee ceases to be an “Eligible Person” due to Retirement;
4.
the date on which the Optionee ceases to be an “Eligible Person” due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates for Cause or material breach of the Eligible Person’s duty to the Company or any of its subsidiaries or any of its Affiliates;
5.
the date which is 365 days from the date Optionee ceases to be an “Eligible Person” due to disability; and
6.
the date which is 365 days from the date Optionee ceases to be an “Eligible Person” due to death;

however, in the event of the death of the Optionee occurring during the time period specified in subsections 2.2(2) and 2.2(5) above, subject to earlier expiry on the Expiry Date, the Option will expire on the date which is 365 days after the date the Optionee ceased to be an “Eligible Person”.

For greater certainty, for the purpose of this Agreement and the Plan, the date on which the employment of an Optionee is terminated without Cause or pursuant to voluntary resignation shall be deemed to be the last day the Optionee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and not during or as of the end of any period following such date during which the Optionee is in receipt of, or entitled to receive, statutory, contractual or common law notice of termination or any compensation in lieu of such notice.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Optionee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Optionee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Optionee will not cease to be an “Eligible Person” and the determination of the expiry date of the Option pursuant to subsection 2.2(2) will not apply to such event.

2.3.
Nontransferability of Option

The Option is not transferable or assignable and is exercisable only by the Optionee or, in the event of the death of the Optionee or the appointment of a committee or duly appointed attorney of the Optionee or of the estate of the Optionee on the grounds that the Optionee is incapable, by reason of physical or mental infirmity, of managing his affairs, the Optionee's legal representative or such committee or attorney, as the case may be (the “Legal Representative”).

2.4.
Manner of Exercise

Subject to the terms of the Plan, the Option may be exercised by (i) delivering to the Company, prior to the expiry of the Option, an option exercise form duly executed by the Optionee or its Legal Representative (the “Option Exercise Form”) substantially in the form of Schedule “A” completed and executed in a manner acceptable to the Company, acting reasonably, or (ii) in a manner and pursuant to such procedures as the Board of Directors may determine, which will state the election to exercise the Option (with appropriate proof of completion of such exercise procedure) (the “Alternative Exercise Procedure”). The Option Exercise Form or the completion of the Alternative Exercise Procedure (as applicable) must be accompanied by payment in full for the number of Common Shares in respect of which the Option is being exercised, in cash, bank draft, certified cheque or other form of payment acceptable to the Company, made payable to the Company at its principal place of business at the time of the exercise of the Option.

Payment of the aggregate exercise price will be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) cheque; (c) consideration received by the Company under a formal cashless exercise (which, for clarity, may include net exercise) program adopted by the Company in connection with the Plan; or (d) surrender of other Common Shares which have a fair market value price on the date of surrender equal to the aggregate exercise price of the exercised Common Shares, provided that accepting such Common Shares, in the sole discretion of the Board of Directors, will not result in any adverse accounting consequences to the Company; provided, however, that in no event shall a net exercise be permitted for Incentive Share Options.

At the time the Optionee exercises the Option, in whole or in part, and at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee by the Company, any of its subsidiaries or any of its Affiliates and otherwise agree to make adequate provision for any sums required to satisfy the U.S. and Canadian federal, provincial, state, local and foreign tax withholding obligations of the Company, its subsidiaries or its Affiliates, if any, which arise in connection with the exercise of the Option.

The Optionee may not exercise the Option unless any applicable tax withholding obligations of the Company, any of its subsidiaries and/or any of its Affiliates are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company will have no obligation to issue such Common Shares, unless such obligations are satisfied.

2.5.
Issuance of Shares

The Company will have no obligation to issue Common Shares upon the exercise of the Option unless the Board of Directors is satisfied that the issuance of such Common Shares to the Optionee is in accordance with the requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or posted for trading. In particular, if required by any regulatory authority to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or traded, shareholder approval to the grant of this Option must be obtained prior to the exercise of the Option or to the amendment of this Agreement.

2.6.
Compliance with Laws

The Board of Directors may from time to time take such steps and require such documentation from the Optionee which in its opinion is necessary or desirable to ensure compliance with all applicable laws. The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the exercise of any Option in order to ensure such compliance, including the endorsement of a legend on any certificate representing Common Shares acquired on the exercise of the Option to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

2.7.
[Reserved]
2.8.
Vesting

Unless otherwise specified by the Board of Directors in the terms of grant and subject to the terms of the Plan and any Separate Agreement (if applicable), the Common Shares subject to the Options granted under this Agreement will vest and be available to the Optionee to purchase (prior to expiry of the Options as provided for in Section 2.2 above) as follows:

(1)
1/4 (one quarter) on the first anniversary of [•]; and
(2)
1/48 (one forty-eighth) on a monthly basis over the three (3) years following [•], in equal amounts, on the last day of each month;

provided that:

(3)
if the Optionee ceases to be an “Eligible Person” due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or alleged constructive dismissal or due to voluntary termination by the Optionee (other than Retirement), all Common Shares subject to Options granted under this Agreement which are not yet available for purchase as provided for above (the “Unvested Options”) will immediately be cancelled on the effective date of such termination, which shall be deemed to be the last day the Optionee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and no statutory, contractual or common law notice entitlement or any entitlement to compensation in lieu of such notice shall operate to extend the vesting of Options past said deemed termination date;
(4)
if the Optionee ceases to be an “Eligible Person” due to voluntary termination of employment by the Optionee (other than Retirement), all Unvested Options will immediately be cancelled on the effective date of such termination;
(5)
if the Optionee ceases to be an “Eligible Person” due to termination by the Company, any of its subsidiaries or any of its Affiliates of the Optionee’s employment for Cause, all Unvested Options will immediately be cancelled on the date when the Company, its subsidiary or its Affiliate, as the case may be, notifies the Optionee of such termination;

(6)
if the Optionee ceases to be an “Eligible Person” due to Retirement, all Unvested Options will immediately be cancelled on the date of Retirement unless the Board of Directors has expressly granted continued vesting after Retirement in accordance with the schedule provided for in Subsections 2.8(1) and (2) or such other schedule at the Board of Directors’ discretion;
(7)
if the Optionee ceases to be an “Eligible Person” due to disability, all Unvested Options will be immediately be cancelled on the date the Optionee ceases to be an Eligible Person; and
(8)
if the Optionee dies before ceasing to be an “Eligible Person”, all Unvested Options will be immediately cancelled on the date of death.

Notwithstanding the above, the vesting of the Common Shares subject to the Options shall be subject to any vesting acceleration provisions applicable to this Option contained in the Plan and/or any Separate Agreement.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Optionee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Optionee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Optionee will not cease to be an “Eligible Person” and the vesting of the Option will not change as a result of such event.

Further, and notwithstanding the above, the Board of Directors may at its discretion accelerate the period of time in which any Unvested Options may become exercisable, provided that the Board of Directors determines that such acceleration is appropriate and in the best interest of the Company in the circumstances and it is agreed and acknowledged that there is no obligation on the Board of Directors to exercise such discretion nor shall the Board of Directors be required to provide reasons for exercise or non-exercise of such discretion.

ARTICLE III

ADJUSTMENTS

3.1.
Adjustments

This Agreement will be amended by the Company unilaterally (without the need of consent or notice to the Optionee) upon the occurrence of the events referred to in Section 10 of the Plan so that the rights of the Optionee hereunder, including the number of Common Shares that may be purchased on the exercise of the Option and the exercise price at which such Common Shares may be purchased, will be adjusted in accordance with the provisions set forth in the Plan. Successive adjustments will be made in the case of the occurrence of more than one such event as provided for therein, but, in the case of each such event, only from and after the occurrence of such event. Until the occurrence of such event, the rights of the Optionee hereunder, including the number of Common Shares that may be purchased on the exercise of the Option and the exercise price at which such Common Shares may be purchased, will remain unamended as set out herein.

ARTICLE IV

COVENANTS AND REPRESENTATIONS

4.1.
Representations and Covenants of the Company
(1)
The Company hereby covenants that it will reserve or cause to be reserved for allotment sufficient Common Shares for issue to the Optionee of all Common Shares which may become issuable from time to time under the Option.
(2)
The Company represents that the Optionee is a bona fide employee of the Company or of a subsidiary of the Company or of an Affiliate of the Company or an individual employed by a person which is providing management services to the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person who is approved as an “Eligible Person” by the Board of Directors.

4.2.
Representations and Covenants of the Optionee

The Optionee hereby represents and covenants that:

(1)
the Optionee is a director, officer, employee, consultant or advisor of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person who is approved as an “Eligible Person” by the Board of Directors on the date of grant;
(2)
the Optionee’s participation in the Plan is voluntary and the Optionee has not been induced to enter into this Agreement by the expectation of employment or continued employment with the Company or any subsidiary of the Company or any Affiliate of the Company or any person providing management services to the Company or any subsidiary of the Company or any Affiliate of the Company;
(3)
the Optionee is aware that the grant of the Option and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the Options or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any Options or issue any Common Shares upon the exercise of an Option will cease;
(4)
if the Optionee ceases to be an “Eligible Person” due to termination of employment by the Company, any of its subsidiaries or any of its Affiliates without cause or alleged constructive dismissal or due to voluntary termination by the Optionee (other than Retirement), the Optionee will not make any claims for continued vesting of Unvested Options past the effective date of such termination, which shall be deemed to be the last day the Optionee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and will not make any claims for compensation in lieu of statutory, contractual or common law notice or damages relating thereto;
(5)
if the Optionee or the Legal Representative of the Optionee exercises the Option, the Optionee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares purchased upon the exercise of the Option, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may be listed or posted for trading, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and
(6)
the Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities and the Optionee will not make any claim against the Company, any of its subsidiaries, any of its Affiliates or any of their respective officers, directors or employees related to tax liabilities arising from the Options or any of the Optionee’s other compensation.

ARTICLE V

MISCELLANEOUS

5.1.
Special Provisions for Incentive Share Options
(1)
For U.S. taxpayers, if the Option is designated in this Agreement as an Incentive Share Option, this Option is intended to qualify as an Incentive Share Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an Incentive Share Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonqualified Share Option. Further, if for any reason this Option (or portion thereof) will not qualify as an Incentive Share Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Share Option granted under the Plan. In no event will the Board of Directors, the Company, any of its subsidiaries, any of its Affiliates, any parent or any of their respective employees or directors have any liability to the Optionee (or any other person) due to the failure of the Option to qualify for any reason as an Incentive Share Option.
(2)
Further, if the Option granted to the Optionee herein is an Incentive Share Option, and if the Optionee sells or otherwise disposes of any of the Common Shares acquired pursuant to the Incentive Share Option on or before the later of (i) the date two (2) years after the grant date, or (ii) the date one (1) year after the date of exercise, the Optionee will immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to U.S. and Canadian federal, provincial, state, local and foreign income tax withholding by the Company on the compensation income recognized by the Optionee.
5.2.
Section 409A

Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of a share on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by the Optionee prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to the Optionee. The Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the exercise price per Common Share of this Option equals or exceeds the fair market value of a Common Share on the grant date in a later examination. The Optionee agrees that if the IRS determines that the Option was granted with an exercise price per Common Share that was less than the Fair Market Value of a Common Share on the grant date, the Optionee will be solely responsible for the Optionee’s costs related to such a determination.

5.3.
Notices

Any notice or other communication required or permitted to be delivered under this Agreement will be considered delivered only if in writing and when it is actually delivered (which delivery may be by telex, telecopy or other telecommunications device) to the attention of the party to whom it is intended at the principal business address of the Company, if addressed to the Company, or to the address specified above, if to the Optionee, or to such other address as such party may designate to the other party by notice in writing delivered in accordance with this Section.

5.4.
Interpretation

Any question arising as to the interpretation of this Agreement will be determined by the Board of Directors and, absent manifest error, such determination will be conclusive and binding on the Company and the Optionee.

5.5.
Further Assurances

Each of the parties hereto will, on demand by the other party hereto, execute and deliver all such further documents and instruments and do all such further acts and things as the party may either before or after the execution and delivery of this Agreement reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

5.6.
Severability

If any provision of this Agreement is determined to be void, illegal or unenforceable, such provision will be construed to be separate and severable from this Agreement and will not impair the validity, legality or enforceability of any other provision of this Agreement and the remainder of this Agreement will continue to be binding on the parties hereto as if such provision had been deleted.

5.7.
No Assignment

Neither this Agreement nor the Option may be assigned, transferred or charged in whole or in part by the Optionee, and any purported assignment, transfer or charge shall cause this Agreement and the Option to lapse forthwith and be null and void after that time.

5.8.
Amendment

No amendment shall be made to this Agreement unless all applicable rules and regulations of all regulatory authorities to which the Company is subject have been complied with.

5.9.
Burden and Benefit

This Agreement will be binding upon and will enure to the benefit of the Company and its successors and assigns and the Optionee and, if applicable, his or her Legal Representative.

5.10.
Time

Time will be of the essence in this Agreement.

5.11.
Governing Law and Jurisdiction

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the courts of British Columbia.

5.12.
Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future options that may be awarded under the Plan by electronic means or request the Optionee’s consent to participate in the Plan by electronic means, including, without limitation, by posting them on a website maintained by the Company or a third party under contract with the Company or through such methods indicated in this Agreement. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

If the Company posts such documents on a website, it shall notify Participant by e-mail or such other reasonable manner as then determined by the Company.

5.13.
Incorporation of the Terms of the Plan

This Agreement shall be deemed to have incorporated all the terms of the Plan and the Options granted hereunder shall be subject to the terms of the Plan. In the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XENON PHARMACEUTICALS INC.

By:
Title: Corporate Secretary

[First Name Last_Name]

Schedule A, Option Exercise Form

OPTION EXERCISE FORM

FOR OPTIONS UNDER THE 2026 EQUITY INCENTIVE PLAN

TO:	Xenon Pharmaceuticals Inc. 200-3650 Gilmore Way Burnaby, BC, V5G 4W8

The undersigned hereby irrevocably gives notice, pursuant to the 2026 Equity Incentive Plan of Xenon Pharmaceuticals Inc. (the “Company”), as the same may, from time to time, be supplemented or amended and in effect (the “Plan”) and the share option agreement(s) between the Company and the undersigned as listed on Exhibit A hereto (the “Share Option Agreement(s)”), of the exercise of the option(s) (the “Option(s)”) granted to the undersigned pursuant to the Plan and the Share Option Agreement(s) and hereby irrevocably agrees to purchase common shares as listed in Exhibit A by way of:

[Choose (check off) one of the following]	☐	Net exercise (for Nonqualified Share Options Only)
OR
	☐	Cash exercise

[Complete the following, as applicable]
Total exercise price enclosed herewith: $____________
Total taxes $____________	☐	Enclosed herewith OR
	☐	Deducted from next paycheque
☐

If permitted by the Company, withholding from proceeds of a sale of common shares acquired upon the exercise of the Option arranged by the Company (on the undersigned’s behalf pursuant to this authorization without further consent)

The undersigned tenders to the Company herewith an amount equal to the total exercise price for the common shares being purchased plus any amounts necessary to satisfy the tax withholding obligations in connection with such purchase.

The undersigned directs the Company to issue the direct registration statement evidencing the common shares in the name of the undersigned to be sent electronically to the undersigned to the following e-mail address: _______________________

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the common shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the common shares subject to the Option(s), notwithstanding the exercise of the Option(s). The common shares so acquired will be issued in the name so designated above as soon as practicable after exercise of the Option(s). No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 10 of the Plan.

The undersigned understands that the undersigned may suffer adverse tax consequences as a result of the purchase or disposition of the common shares. The undersigned represents that the undersigned has consulted with any tax consultants the undersigned deems advisable in connection with the purchase or disposition of the common shares and that the undersigned is not relying on the Company for any tax advice.

This notice and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this notice to the exclusive jurisdiction of the courts of British Columbia.

DATED the ______ day of ____________, ______

Signature of Witness	Signature of Participant

Name of Witness (please print)	Name of Participant (please print)

Return the Option Exercise Form, along with (as applicable) your certified cheque, bank draft or money order to:

Xenon Pharmaceuticals Inc.

200-3650 Gilmore Way, Burnaby, B.C.

Canada V5G 4W8

2026 EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

RESTRICTED SHARE UNIT AWARD AGREEMENT

THIS AGREEMENT made on [________] (the “Date of Grant”)

AMONG:

Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada
(the “Company”)

AND:

[First Name, Last Name, Title]
(the “Grantee”)

WHEREAS:

A.
The Grantee is a director, officer, employee, consultant or advisor of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person otherwise approved by the Board of Directors as an “Eligible Person”; and
B.
The Company considers that the grant to the Grantee of a Restricted Share Unit Award will promote the interests of the Company by furnishing the Grantee with greater incentive to further develop and promote the business and financial success of the Company and by furthering the identity of interest of the Grantee with the shareholders of the Company generally through potential share ownership in the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises and respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

INTERPRETATION

1.1.
Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, words and terms used herein will have the meanings set forth herein. To the extent a capitalized term is used herein and not otherwise defined, it shall have the meaning prescribed under the Plan:

(1)
“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act in effect on the date hereof;
(2)
“Board of Directors” means the board of directors of the Company;
(3)
“Business Day” means a day other than Saturday, Sunday and any other day which is a legal holiday in British Columbia;

(4)
“Cause” means, solely for purposes of this Agreement, (i) the Grantee's continued failure (for reasons other than death or disability) to substantially perform the material duties and obligations under the written agreement, if any, setting forth the terms and conditions of the Grantee's employment with the Company (the “Employment Agreement”), which failure, if curable within the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice from the Company of such failure; (ii) the Grantee's failure or refusal to comply with the policies, standards and regulations established by the Company from time to time which failure, if curable in the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice of such failure from the Company; (iii) any act of personal dishonesty, fraud, embezzlement, misrepresentation, or other unlawful act committed by the Grantee that benefits the Grantee at the expense of the Company; (iv) your violation of a U.S. or Canadian federal, provincial or state law or regulation applicable to the Company’s business; (v) the Grantee's violation of, or a plea of nolo contendere or guilty to, a felony under the laws of the United States or any state or Canada or any province; (vi) the Grantee's material breach of the terms of the Employment Agreement or the Confidentiality Agreement (as defined in the Employment Agreement); or (vii) the Company’s severe financial distress, whereby the Company is in the process of winding down its business and the Grantee's employment is terminated in connection with such winding down;
(5)
“Common Shares” means common shares without par value in the capital of the Company;
(6)
“Compensation Committee” means the Compensation Committee of the Board of Directors;
(7)
“Legal Representative” means a committee or duly appointed attorney of the Grantee or of the estate of the Grantee on the grounds that the Grantee is incapable, by reason of physical or mental infirmity, of managing his or her affairs;
(8)
“Plan” means the 2026 Equity Incentive Plan of the Company, as the same may from time to time be supplemented or amended and in effect;
(9)
“Separate Agreement” has the meaning under Section 2.6(2) of this Agreement;
(10)
“subsidiary” has the meaning ascribed thereto under the Securities Act (British Columbia) as the same may from time to time be amended or re enacted.
1.2.
Interpretation

For the purposes of this Agreement, except as otherwise provided:

(1)
“this Agreement” means this Restricted Share Unit Award Agreement as it may from time to time be supplemented or amended and in effect, and which is deemed to be an Award Agreement in accordance with the Plan;
(2)
all references in this Agreement to “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;
(3)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;
(4)
the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(5)
the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;
(6)
where the time for doing an act falls or expires on a day other than a Business Day, the time for doing such act is extended to the next day which is a Business Day;
(7)
any reference to a statute is a reference to the applicable statute and to any regulations made pursuant thereto and includes all amendments made thereto and in force from time to time and any statute or regulation that has the effect of supplementing or superseding such statute or regulation; and
(8)
any other capitalized terms not defined herein but defined in the Plan shall have the meaning as set out in the Plan.

ARTICLE II

THE RSUs

2.1.
Grant

Subject to the provisions of this Agreement and the Plan, on the Date of Grant set forth above, the Company hereby grants to the Grantee a Restricted Share Unit Award consisting of [•] restricted share units (the “RSUs”), giving the Grantee the conditional right to receive, on the terms and conditions provided herein and in the Plan, one Common Share with respect to each RSU forming part of this Award, subject to adjustment pursuant to the Plan in respect of transactions occurring after the date hereof. The RSUs will vest, if at all, in accordance with the terms set forth on Exhibit A hereto.

2.2.
Nontransferability of RSUs

The Restricted Share Unit Award is not transferable or assignable by the Grantee except as expressly permitted under the Plan.

2.3.
Issuance of Shares

The Company will have no obligation to issue Common Shares upon the vesting or settlement of the RSUs unless the Board of Directors is satisfied that the issuance of such Common Shares to the Grantee in accordance with the requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or posted for trading.

2.4.
Compliance with Laws

The Board of Directors may from time to time take such steps and require such documentation from the Grantee which in its opinion is necessary or desirable to ensure compliance with all applicable laws. The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the settlement of any RSUs in order to ensure such compliance, including the endorsement of a legend on any certificate representing Common Shares acquired on the settlement of the RSUs to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

2.5.
[Reserved]
2.6.
Vesting Conditions; Cessation of Employment; Change of Control
(1)
Vesting Conditions. Except as provided in Section 2.6(2) and Section 2.6(3) below, the RSUs shall vest on the applicable “Vesting Date” (as such term is defined in Exhibit A); provided, that no RSUs shall vest pursuant to this Agreement unless the Grantee has continuously remained an Eligible Person from the Date of Grant through the applicable Vesting Date.
(2)
Cessation of Employment. Except as expressly provided for in this Agreement or in a written employment or service agreement, offer letter, change in control severance agreement, or any other agreement that, prior to the Date of Grant, has been entered into between the Grantee and the Company or any subsidiary of the Company or any Affiliate of the Company (such agreement, a “Separate Agreement”), if the Grantee ceases to be an “Eligible Person” for any reason, including due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or alleged constructive dismissal or due to voluntary termination by the Grantee, all outstanding RSUs granted under this Agreement will automatically and immediately be cancelled for no consideration on the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and no statutory, contractual or common law notice entitlement or any entitlement to compensation in lieu of such notice shall operate to extend the vesting of the RSUs past said deemed termination date.
(3)
Change of Control. Notwithstanding anything to the contrary in the Plan or this Agreement, in the event of a Change of Control, the treatment of the RSUs in connection with such Change of Control shall be as set forth in Exhibit A.

For greater certainty, for the purpose of this Agreement and the Plan, the date on which the employment of the Grantee is terminated without Cause or pursuant to voluntary resignation shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and not during or as of the end of any period following such date during which the Grantee is in receipt of, or entitled to receive, statutory, contractual or common law notice of termination or any compensation in lieu of such notice.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Grantee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Grantee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Grantee will not cease to be an “Eligible Person” and the vesting of the RSUs will not change as a result of such event.

Further, and notwithstanding the above, the Board of Directors may at its discretion accelerate the vesting of the RSUs, provided that the Board of Directors determines that such acceleration is appropriate and in the best interest of the Company in the circumstances and it is agreed and acknowledged that there is no obligation on the Board of Directors to exercise such discretion nor shall the Board of Directors be required to provide reasons for exercise or non-exercise of such discretion.

2.7.
Settlement of RSUs

The Company shall, as soon as practicable upon the vesting of a RSU hereunder but in no event later than March 15th of the year following the year in which the applicable RSU vests, with respect to each such RSU that so vests, transfer one (1) Common Share to the Grantee (or, in the event of the Grantee’s death, to the person to whom this Restricted Share Unit Award has passed by will or the laws of descent and distribution).

2.8.
Forfeiture; Recovery of Compensation

The Board of Directors may cancel, rescind, withhold or otherwise limit or restrict this Restricted Share Unit Award at any time if the Grantee is not in compliance with all applicable provisions of this Agreement and the Plan. By accepting this Restricted Share Unit Award, the Grantee expressly acknowledges and agrees that his or her rights under this Restricted Share Unit Award, and those of any permitted transferee of this Restricted Share Unit Award, including the right to any Common Shares acquired under this Restricted Share Unit Award or proceeds from the disposition thereof, are subject to the Xenon Pharmaceuticals Clawback Policy, as such policy may be amended and in effect from time to time (and any successor or similar policy), to the extent applicable, and the Plan. Nothing in the preceding sentence shall be construed as limiting the general application of Section 5.12 of this Agreement.

2.9.
Dividends; Other Rights

This Restricted Share Unit Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers Common Shares (if any) to the Grantee. The Grantee is not entitled to vote any Common Shares by reason of the granting of this Restricted Share Unit Award nor is the Grantee entitled to receive or be credited with any dividends declared and payable on any Common Share prior to the date on which any such share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those Common Shares, if any, that are actually delivered under this Restricted Share Unit Award.

2.10.
Taxes

The Grantee expressly acknowledges that the vesting and/or settlement of the RSUs acquired hereunder may give rise to “wages” subject to withholding. So as to ensure that the Company will be able to comply with the applicable obligations under any federal, provincial, state or local law relating to the withholding of tax or other required deductions, the Company shall withhold or cause to be withheld from any amount payable to a Grantee, either under this Restricted Share Unit Award or otherwise, such amount as may be necessary to permit the Company to so comply. Unless otherwise agreed to between the Company and the Grantee, the Grantee authorizes the Company, on behalf of the Grantee, to sell or otherwise dispose of such portion of the Common Shares acquired by the Grantee on the settlement of the RSUs as is necessary to provide sufficient funds to the Company to enable it to satisfy any liability for any such withholding obligations. The Company shall remit the applicable portion of the net proceeds of such sale (after deduction of all fees commissions or costs in respect of such sale) to the appropriate governmental authority and shall remit to the Grantee any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and the Company shall not be under any obligation to obtain or indemnify the Grantee in respect of a particular price for the Common Shares so sold.

Notwithstanding anything in this Agreement to the contrary, the Grantee acknowledges and agrees that the Grantee shall remain fully responsible for satisfying his or her tax obligations relating to the Restricted Share Unit Award in all cases and nothing in this Section 2.10 shall be construed as relieving the Grantee of any liability for satisfying his or her tax obligations relating to the Restricted Share Unit Award.

2.11.
Employment Agreement Clarification

Each of the Company and the Grantee hereby acknowledges and agrees that, if the Grantee has an employment agreement with the Company, references to “deferred compensation” in Section [•] and Section [•] of the employment agreement between the Grantee and the Company or its affiliate shall include restricted share units, other equity or equity-based awards, and other deferred compensation awards or rights, as applicable. This Section 2.11 shall survive the vesting and/or termination of the Restricted Share Unit Award and shall serve to modify such employment agreement.

ARTICLE III

ADJUSTMENTS

3.1.
Adjustments

This Agreement will be amended by the Company unilaterally (without the need of consent or notice to the Grantee) upon the occurrence of the events referred to in Section 10 of the Plan so that the rights of the Grantee hereunder, including the number of Common Shares subject to the Restricted Share Unit Award, will be adjusted in accordance with the provisions set forth in the Plan. Successive adjustments will be made in the case of the occurrence of more than one such event as provided for therein, but, in the case of each such event, only from and after the occurrence of such event. Without limiting the other provisions of this Agreement, this Restricted Share Unit Award is subject to the provisions of Section 10.3 of the Plan.

ARTICLE IV

COVENANTS AND REPRESENTATIONS

4.1.
Representations and Covenants of the Company
(1)
The Company hereby covenants that it will reserve or cause to be reserved for allotment sufficient Common Shares for issue to the Grantee of all Common Shares which may become issuable from time to time under the Restricted Share Unit Award.
(2)
The Company represents that the Grantee is a bona fide employee of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person who is approved as an “Eligible Person” by the Board of Directors.
4.2.
Representations and Covenants of the Grantee

The Grantee hereby represents and covenants that:

(1)
the Grantee is a director, officer, employee, consultant or advisor of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person who is approved as an “Eligible Person” by the Board of Directors on the Date of Grant;
(2)
the Grantee’s participation in the Plan is voluntary and the Grantee has not been induced to enter into this Agreement by the expectation of employment or continued employment with the Company or any subsidiary of the Company or any Affiliate of the Company;
(3)
the Grantee is aware that the grant of the Restricted Share Unit Award and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the RSUs or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any RSUs or issue any Common Shares upon the vesting or settlement of any RSUs will cease;
(4)
if the Grantee ceases to be an “Eligible Person” due to termination of employment by the Company, any of its subsidiaries or any of its Affiliates without cause or alleged constructive dismissal or due to voluntary termination by the Grantee, the Grantee will not make any claims for continued vesting of RSUs past the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and will not make any claims for compensation in lieu of statutory, contractual or common law notice or damages relating thereto;

(5)
if the Grantee or the Legal Representative of the Grantee receives any Common Shares in respect of the RSUs, the Grantee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares received in respect of the RSUs, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may be listed or posted for trading, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and
(6)
the Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities and the Grantee will not make any claim against the Company, any of its subsidiaries, any of its Affiliates or any of their respective officers, directors or employees related to tax liabilities arising from the RSUs or any of the Grantee’s other compensation.

ARTICLE V

MISCELLANEOUS

5.1.
Section 409A

This Restricted Share Unit Award is intended to be exempt from Section 409A of the Code as a short-term deferral thereunder and shall be construed and administered in accordance with that intent. Notwithstanding the foregoing, in no event will the Company have any liability relating to the failure or alleged failure of any payment or benefit under this Agreement to comply with, or be exempt from, the requirements of Section 409A of the Code.

5.2.
Notices

Any notice or other communication required or permitted to be delivered under this Agreement will be considered delivered only if in writing and when it is actually delivered (which delivery may be by telex, telecopy or other telecommunications device) to the attention of the party to whom it is intended at the principal business address of the Company, if addressed to the Company, or to the address specified above, if to the Grantee, or to such other address as such party may designate to the other party by notice in writing delivered in accordance with this Section 5.2.

5.3.
Interpretation; Administration

Any question arising as to the interpretation of this Agreement will be determined by the Board of Directors and/or the Compensation Committee and, absent manifest error, such determination will be conclusive and binding on the Company and the Grantee. Either the Board of Directors or the Compensation Committee may administer and make determinations under this Agreement and references to the Board of Directors in this Agreement shall refer to the Board of Directors and/or the Compensation Committee, as applicable.

5.4.
Further Assurances

Each of the parties hereto will, on demand by the other party hereto, execute and deliver all such further documents and instruments and do all such further acts and things as the party may either before or after the execution and delivery of this Agreement reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

5.5.
Severability

If any provision of this Agreement is determined to be void, illegal or unenforceable, such provision will be construed to be separate and severable from this Agreement and will not impair the validity, legality or enforceability of any other provision of this Agreement and the remainder of this Agreement will continue to be binding on the parties hereto as if such provision had been deleted.

5.6.
No Assignment

Neither this Agreement nor the Restricted Share Unit Award may be assigned, transferred or charged in whole or in part by the Grantee, and any purported assignment, transfer or charge shall cause this Agreement and the Restricted Share Unit Award to lapse forthwith and be null and void after that time.

5.7.
Burden and Benefit

This Agreement will be binding upon and will enure to the benefit of the Company and its successors and assigns and the Grantee and, if applicable, his or her Legal Representative.

5.8.
Time

Time will be of the essence in this Agreement.

5.9.
Effect on Employment

Neither the grant of this Restricted Share Unit Award, nor the issuance of Common Shares upon the vesting or settlement of any RSUs, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her employment at any time.

5.10.
Governing Law and Jurisdiction

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the courts of British Columbia.

5.11.
Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to RSUs awarded under the Plan or future awards that may be awarded under the Plan by electronic means or request the Grantee’s consent to participate in the Plan by electronic means, including, without limitation, by posting them on a website maintained by the Company or a third party under contract with the Company or through such methods indicated in this Agreement. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

If the Company posts such documents on a website, it shall notify the Grantee by e-mail or such other reasonable manner as then determined by the Company.

5.12.
Incorporation of the Terms of the Plan

This Agreement shall be deemed to have incorporated all the terms of the Plan and the RSUs granted hereunder shall be subject to the terms of the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XENON PHARMACEUTICALS INC.

By:
Title: Corporate Secretary

[First Name Last_Name]

Exhibit A

1.
General. The RSUs will vest as to [•] of the RSUs on [•] (each such vesting date, a “Vesting Date”), subject to the Grantee continuously remaining an Eligible Person through the applicable Vesting Date.
2.
Treatment of RSUs on a Change of Control. Notwithstanding anything in this Exhibit A, the Plan, or the Agreement to the contrary, if the Grantee ceases to be an Eligible Person due to a termination of employment by the Company without Cause or the Grantee terminates his or her employment for Good Reason (but only if the Grantee is party to a Separate Agreement that contains a definition of “Good Reason”), in either case within the twelve (12) month period following a Change of Control, to the extent any RSUs are outstanding and unvested immediately prior to such termination of employment, such outstanding RSUs, if any, will automatically vest in full upon such termination of employment.

2026 EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

RESTRICTED SHARE UNIT AWARD AGREEMENT

(NON-EMPLOYEE DIRECTORS)

THIS AGREEMENT made on [________] (the “Date of Grant”)

AMONG:

Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada
(the “Company”)

AND:

[First Name, Last Name, Title]
(the “Grantee”)

WHEREAS:

A.
The Grantee is a director, officer, employee, consultant or advisor of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person otherwise approved by the Board of Directors as an “Eligible Person”; and
B.
The Company considers that the grant to the Grantee of a Restricted Share Unit Award will promote the interests of the Company by furnishing the Grantee with greater incentive to further develop and promote the business and financial success of the Company and by furthering the identity of interest of the Grantee with the shareholders of the Company generally through potential share ownership in the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises and respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

INTERPRETATION

1.1.
Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, words and terms used herein will have the meanings set forth herein. To the extent a capitalized term is used herein and not otherwise defined, it shall have the meaning prescribed under the Plan:

(1)
“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act in effect on the date hereof;
(2)
“Board of Directors” means the board of directors of the Company;
(3)
“Business Day” means a day other than Saturday, Sunday and any other day which is a legal holiday in British Columbia;

(4)
“Cause” means, solely for purposes of this Agreement, (i) the Grantee's continued failure (for reasons other than death or disability) to substantially perform the material duties and obligations under the written agreement, if any, setting forth the terms and conditions of the Grantee's employment with the Company (the “Employment Agreement”), which failure, if curable within the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice from the Company of such failure; (ii) the Grantee's failure or refusal to comply with the policies, standards and regulations established by the Company from time to time which failure, if curable in the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice of such failure from the Company; (iii) any act of personal dishonesty, fraud, embezzlement, misrepresentation, or other unlawful act committed by the Grantee that benefits the Grantee at the expense of the Company; (iv) your violation of a U.S. or Canadian federal, provincial or state law or regulation applicable to the Company’s business; (v) the Grantee's violation of, or a plea of nolo contendere or guilty to, a felony under the laws of the United States or any state or Canada or any province; (vi) the Grantee's material breach of the terms of the Employment Agreement or the Confidentiality Agreement (as defined in the Employment Agreement); or (vii) the Company’s severe financial distress, whereby the Company is in the process of winding down its business and the Grantee's employment is terminated in connection with such winding down;
(5)
“Common Shares” means common shares without par value in the capital of the Company;
(6)
“Compensation Committee” means the Compensation Committee of the Board of Directors;
(7)
“Legal Representative” means a committee or duly appointed attorney of the Grantee or of the estate of the Grantee on the grounds that the Grantee is incapable, by reason of physical or mental infirmity, of managing his or her affairs;
(8)
“Plan” means the 2026 Equity Incentive Plan of the Company, as the same may from time to time be supplemented or amended and in effect;
(9)
“Separate Agreement” has the meaning under Section 2.6(2) of this Agreement;
(10)
“subsidiary” has the meaning ascribed thereto under the Securities Act (British Columbia) as the same may from time to time be amended or re enacted.
1.2.
Interpretation

For the purposes of this Agreement, except as otherwise provided:

(1)
“this Agreement” means this Restricted Share Unit Award Agreement as it may from time to time be supplemented or amended and in effect, and which is deemed to be an Award Agreement in accordance with the Plan;
(2)
all references in this Agreement to “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;
(3)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;
(4)
the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(5)
the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;
(6)
where the time for doing an act falls or expires on a day other than a Business Day, the time for doing such act is extended to the next day which is a Business Day;
(7)
any reference to a statute is a reference to the applicable statute and to any regulations made pursuant thereto and includes all amendments made thereto and in force from time to time and any statute or regulation that has the effect of supplementing or superseding such statute or regulation; and
(8)
any other capitalized terms not defined herein but defined in the Plan shall have the meaning as set out in the Plan.

ARTICLE II

THE RSUs

2.1.
Grant

Subject to the provisions of this Agreement and the Plan, on the Date of Grant set forth above, the Company hereby grants to the Grantee a Restricted Share Unit Award consisting of [•] restricted share units (the “RSUs”), giving the Grantee the conditional right to receive, on the terms and conditions provided herein and in the Plan, one Common Share with respect to each RSU forming part of this Award, subject to adjustment pursuant to the Plan in respect of transactions occurring after the date hereof. The RSUs will vest, if at all, in accordance with the terms set forth on Exhibit A hereto.

2.2.
Nontransferability of RSUs

The Restricted Share Unit Award is not transferable or assignable by the Grantee except as expressly permitted under the Plan.

2.3.
Issuance of Shares

The Company will have no obligation to issue Common Shares upon the vesting or settlement of the RSUs unless the Board of Directors is satisfied that the issuance of such Common Shares to the Grantee is in accordance with the requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or posted for trading.

2.4.
Compliance with Laws

The Board of Directors may from time to time take such steps and require such documentation from the Grantee which in its opinion is necessary or desirable to ensure compliance with all applicable laws. The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the settlement of any RSUs in order to ensure such compliance, including the endorsement of a legend on any certificate representing Common Shares acquired on the settlement of the RSUs to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

2.5.
[Reserved]
2.6.
Vesting Conditions; Cessation of Service; Change of Control
(1)
Vesting Conditions. Except as provided in Section 2.6(2) and Section 2.6(3) below, the RSUs shall vest on the applicable “Vesting Date” (as such term is defined in Exhibit A); provided, that no RSUs shall vest pursuant to this Agreement unless the Grantee has continuously remained an Eligible Person from the Date of Grant through the applicable Vesting Date.
(2)
Cessation of Service. Except as expressly provided for in this Agreement or in a written employment or service agreement, offer letter, change in control severance agreement, or any other agreement that, prior to the Date of Grant, has been entered into between the Grantee and the Company or any subsidiary of the Company or any Affiliate of the Company (such agreement, a “Separate Agreement”), if the Grantee ceases to be an “Eligible Person” for any reason, including due to termination of employment or service by the Company or any of its subsidiaries or any of its Affiliates without Cause or alleged constructive dismissal or due to voluntary termination by the Grantee, all outstanding RSUs granted under this Agreement will automatically and immediately be cancelled for no consideration on the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and no statutory, contractual or common law notice entitlement or any entitlement to compensation in lieu of such notice shall operate to extend the vesting of the RSUs past said deemed termination date.
(3)
Change of Control. Notwithstanding anything to the contrary in this Agreement, in the event of a Change of Control, the treatment of the RSUs in connection with such Change of Control shall be as set forth in the Plan.

For greater certainty, for the purpose of this Agreement and the Plan, the date on which the employment or service of the Grantee is terminated without Cause or pursuant to voluntary resignation shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and not during or as of the end of any period following such date during which the Grantee is in receipt of, or entitled to receive, statutory, contractual or common law notice of termination or any compensation in lieu of such notice.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Grantee’s employment or service is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Grantee commences employment or service with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Grantee will not cease to be an “Eligible Person” and the vesting of the RSUs will not change as a result of such event.

Further, and notwithstanding the above, the Board of Directors may at its discretion accelerate the vesting of the RSUs, provided that the Board of Directors determines that such acceleration is appropriate and in the best interest of the Company in the circumstances and it is agreed and acknowledged that there is no obligation on the Board of Directors to exercise such discretion nor shall the Board of Directors be required to provide reasons for exercise or non-exercise of such discretion.

2.7.
Settlement of RSUs

The Company shall, as soon as practicable upon the vesting of a RSU hereunder but in no event later than March 15th of the year following the year in which the applicable RSU vests, with respect to each such RSU that so vests, transfer one (1) Common Share to the Grantee (or, in the event of the Grantee’s death, to the person to whom this Restricted Share Unit Award has passed by will or the laws of descent and distribution).

2.8.
Forfeiture; Recovery of Compensation

The Board of Directors may cancel, rescind, withhold or otherwise limit or restrict this Restricted Share Unit Award at any time if the Grantee is not in compliance with all applicable provisions of this Agreement and the Plan. By accepting this Restricted Share Unit Award, the Grantee expressly acknowledges and agrees that his or her rights under this Restricted Share Unit Award, and those of any permitted transferee of this Restricted Share Unit Award, including the right to any Common Shares acquired under this Restricted Share Unit Award or proceeds from the disposition thereof, are subject to the Xenon Pharmaceuticals Clawback Policy, as such policy may be amended and in effect from time to time (and any successor or similar policy), to the extent applicable, and the Plan. Nothing in the preceding sentence shall be construed as limiting the general application of Section 5.12 of this Agreement.

2.9.
Dividends; Other Rights

This Restricted Share Unit Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers Common Shares (if any) to the Grantee. The Grantee is not entitled to vote any Common Shares by reason of the granting of this Restricted Share Unit Award nor is the Grantee entitled to receive or be credited with any dividends declared and payable on any Common Share prior to the date on which any such share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those Common Shares, if any, that are actually delivered under this Restricted Share Unit Award.

2.10.
Taxes

The Grantee expressly acknowledges that the vesting and/or settlement of the RSUs acquired hereunder may give rise to “wages” subject to withholding, including for Canadian income tax and Canada Pension Plan purposes. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to receive Common Shares following the vesting of any portion of the Restricted Share Unit Award, are subject to the satisfaction of all taxes required to be withheld with respect to the Restricted Share Unit Award. Unless otherwise determined by the Company, the Company shall automatically satisfy these tax withholding obligations by withholding from the Common Shares that would otherwise be delivered in connection with the vesting and/or settlement of the RSUs hereunder a number of Common Shares having a fair market value equal to the minimum statutory amount required to be withheld to satisfy such tax withholding obligations. The Grantee authorizes the Company and its subsidiaries to withhold any amounts due in respect of any required tax withholdings or payments by withholding from the Common Shares otherwise deliverable in connection with the Restricted Share Unit Award and/or by withholding from any amounts otherwise owed to the Grantee.

Notwithstanding anything in this Agreement to the contrary, the Grantee expressly acknowledges and agrees that the Grantee (and not the Company) shall remain fully responsible for satisfying his or her own tax liability arising from or due in connection with the grant or vesting of the RSUs and/or the delivery of any Common Shares under this Restricted Share Unit Award and nothing in this Section 2.10 shall be construed as relieving the Grantee of any liability for satisfying his or her tax obligations with respect to the foregoing.

ARTICLE III

ADJUSTMENTS

3.1.
Adjustments

This Agreement will be amended by the Company unilaterally (without the need of consent or notice to the Grantee) upon the occurrence of the events referred to in Section 10 of the Plan so that the rights of the Grantee hereunder, including the number of Common Shares subject to the Restricted Share Unit Award, will be adjusted in accordance with the provisions set forth in the Plan. Successive adjustments will be made in the case of the occurrence of more than one such event as provided for therein, but, in the case of each such event, only from and after the occurrence of such event. Without limiting the other provisions of this Agreement, this Restricted Share Unit Award is subject to the provisions of Section 10 of the Plan.

ARTICLE IV

COVENANTS AND REPRESENTATIONS

4.1.
Representations and Covenants of the Company
(1)
The Company hereby covenants that it will reserve or cause to be reserved for allotment sufficient Common Shares for issue to the Grantee of all Common Shares which may become issuable from time to time under the Restricted Share Unit Award.
(2)
The Company represents that the Grantee is a bona fide director of the Company or of a subsidiary of the Company or of an Affiliate of the Company as of the date of grant of the Restricted Share Unit award or a person who is approved as an “Eligible Person” by the Board of Directors.
4.2.
Representations and Covenants of the Grantee

The Grantee hereby represents and covenants that:

(1)
the Grantee is a director of the Company or of a subsidiary of the Company or of an Affiliate of the Company as of the date of grant of the Restricted Share Unit award or a person who is approved as an “Eligible Person” by the Board of Directors on the Date of Grant;
(2)
the Grantee’s participation in the Plan is voluntary and the Grantee has not been induced to enter into this Agreement by the expectation of employment or service or continued employment or service with the Company or any subsidiary of the Company or any Affiliate of the Company;
(3)
the Grantee is aware that the grant of the Restricted Share Unit Award and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the RSUs or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any RSUs or issue any Common Shares upon the vesting or settlement of any RSUs will cease;
(4)
if the Grantee ceases to be an “Eligible Person” due to termination of employment or service by the Company, any of its subsidiaries or any of its Affiliates without cause or alleged constructive dismissal or due to voluntary termination by the Grantee, the Grantee will not make any claims for continued vesting of RSUs past the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and will not make any claims for compensation in lieu of statutory, contractual or common law notice or damages relating thereto;
(5)
if the Grantee or the Legal Representative of the Grantee receives any Common Shares in respect of the RSUs, the Grantee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares received in respect of the RSUs, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may be listed or posted for trading, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and
(6)
the Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities and the Grantee will not make any claim against the Company, any of its subsidiaries, any of its Affiliates or any of their respective officers, directors or employees related to tax liabilities arising from the RSUs or any of the Grantee’s other compensation.

ARTICLE V

MISCELLANEOUS

5.1.
Section 409A

This Restricted Share Unit Award is intended to be exempt from Section 409A of the Code as a short-term deferral thereunder and shall be construed and administered in accordance with that intent. Notwithstanding the foregoing, in no event will the Company have any liability relating to the failure or alleged failure of any payment or benefit under this Agreement to comply with, or be exempt from, the requirements of Section 409A of the Code.

5.2.
Notices

Any notice or other communication required or permitted to be delivered under this Agreement will be considered delivered only if in writing and when it is actually delivered (which delivery may be by telex, telecopy or other telecommunications device) to the attention of the party to whom it is intended at the principal business address of the Company, if addressed to the Company, or to the address specified above, if to the Grantee, or to such other address as such party may designate to the other party by notice in writing delivered in accordance with this Section 5.2.

5.3.
Interpretation; Administration

Any question arising as to the interpretation of this Agreement will be determined by the Board of Directors and/or the Compensation Committee and, absent manifest error, such determination will be conclusive and binding on the Company and the Grantee. Either the Board of Directors or the Compensation Committee may administer and make determinations under this Agreement and references to the Board of Directors in this Agreement shall refer to the Board of Directors and/or the Compensation Committee, as applicable.

5.4.
Further Assurances

Each of the parties hereto will, on demand by the other party hereto, execute and deliver all such further documents and instruments and do all such further acts and things as the party may either before or after the execution and delivery of this Agreement reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

5.5.
Severability

If any provision of this Agreement is determined to be void, illegal or unenforceable, such provision will be construed to be separate and severable from this Agreement and will not impair the validity, legality or enforceability of any other provision of this Agreement and the remainder of this Agreement will continue to be binding on the parties hereto as if such provision had been deleted.

5.6.
No Assignment

Neither this Agreement nor the Restricted Share Unit Award may be assigned, transferred or charged in whole or in part by the Grantee, and any purported assignment, transfer or charge shall cause this Agreement and the Restricted Share Unit Award to lapse forthwith and be null and void after that time.

5.7.
Burden and Benefit

This Agreement will be binding upon and will enure to the benefit of the Company and its successors and assigns and the Grantee and, if applicable, his or her Legal Representative.

5.8.
Time

Time will be of the essence in this Agreement.

5.9.
Effect on Service

Neither the grant of this Restricted Share Unit Award, nor the issuance of Common Shares upon the vesting or settlement of any RSUs, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her employment or service at any time.

5.10.
Governing Law and Jurisdiction

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the courts of British Columbia.

5.11.
Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to RSUs awarded under the Plan or future awards that may be awarded under the Plan by electronic means or request the Grantee’s consent to participate in the Plan by electronic means, including, without limitation, by posting them on a website maintained by the Company or a third party under contract with the Company or through such methods indicated in this Agreement. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

If the Company posts such documents on a website, it shall notify the Grantee by e-mail or such other reasonable manner as then determined by the Company.

5.12.
Incorporation of the Terms of the Plan

This Agreement shall be deemed to have incorporated all the terms of the Plan and the RSUs granted hereunder shall be subject to the terms of the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XENON PHARMACEUTICALS INC.

By:
Title: Corporate Secretary

[First Name Last_Name]

Exhibit A

1.
General. The RSUs will vest as to one hundred percent (100%) of the RSUs on the one-year anniversary of the annual shareholder meeting immediately preceding the Date of Grant, or, if earlier, on the day before the Company’s next annual meeting of shareholders following the Date of Grant which is at least 50 weeks after the immediately preceding year’s annual meeting (such earlier date, the “Vesting Date”), subject to the Grantee continuously remaining an Eligible Person through the Vesting Date.

2026 EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

PERFORMANCE SHARE AWARD AGREEMENT

THIS AGREEMENT made on [________] (the “Date of Grant”)

AMONG:

Xenon Pharmaceuticals Inc., a company incorporated under the laws of Canada
(the “Company”)

AND:

[First Name, Last Name, Title]
(the “Grantee”)

WHEREAS:

A.
The Grantee is a director, officer, employee, consultant or advisor of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person otherwise approved by the Board of Directors as an “Eligible Person”; and
B.
The Company considers that the grant to the Grantee of a Performance Share Award will promote the interests of the Company by furnishing the Grantee with greater incentive to further develop and promote the business and financial success of the Company and by furthering the identity of interest of the Grantee with the shareholders of the Company generally through potential share ownership in the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises and respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

INTERPRETATION

1.1.
Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, words and terms used herein will have the meanings set forth herein. To the extent a capitalized term is used herein and not otherwise defined, it shall have the meaning prescribed under the Plan:

(1)
“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act in effect on the date hereof;
(2)
“Board of Directors” means the board of directors of the Company;
(3)
“Business Day” means a day other than Saturday, Sunday and any other day which is a legal holiday in British Columbia;

(4)
“Cause” means, solely for purposes of this Agreement, (i) the Grantee's continued failure (for reasons other than death or disability) to substantially perform the material duties and obligations under the written agreement, if any, setting forth the terms and conditions of the Grantee's employment with the Company (the “Employment Agreement”), which failure, if curable within the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice from the Company of such failure; (ii) the Grantee's failure or refusal to comply with the policies, standards and regulations established by the Company from time to time which failure, if curable in the discretion of the Company, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written notice of such failure from the Company; (iii) any act of personal dishonesty, fraud, embezzlement, misrepresentation, or other unlawful act committed by the Grantee that benefits the Grantee at the expense of the Company; (iv) your violation of a U.S. or Canadian federal, provincial or state law or regulation applicable to the Company’s business; (v) the Grantee's violation of, or a plea of nolo contendere or guilty to, a felony under the laws of the United States or any state or Canada or any province; (vi) the Grantee's material breach of the terms of the Employment Agreement or the Confidentiality Agreement (as defined in the Employment Agreement); or (vii) the Company’s severe financial distress, whereby the Company is in the process of winding down its business and the Grantee's employment is terminated in connection with such winding down;
(5)
“Common Shares” means common shares without par value in the capital of the Company;
(6)
“Compensation Committee” means the Compensation Committee of the Board of Directors;
(7)
“Legal Representative” means a committee or duly appointed attorney of the Grantee or of the estate of the Grantee on the grounds that the Grantee is incapable, by reason of physical or mental infirmity, of managing his or her affairs;
(8)
“Plan” means the 2026 Equity Incentive Plan of the Company, as the same may from time to time be supplemented or amended and in effect;
(9)
“Separate Agreement” has the meaning under Section 2.6(2) of this Agreement;
(10)
“subsidiary” has the meaning ascribed thereto under the Securities Act (British Columbia) as the same may from time to time be amended or re enacted.
1.2.
Interpretation

For the purposes of this Agreement, except as otherwise provided:

(1)
“this Agreement” means this Performance Share Award Agreement as it may from time to time be supplemented or amended and in effect, and which is deemed to be an Award Agreement in accordance with the Plan;
(2)
all references in this Agreement to “Articles”, “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;
(3)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;
(4)
the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(5)
the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto;
(6)
where the time for doing an act falls or expires on a day other than a Business Day, the time for doing such act is extended to the next day which is a Business Day;
(7)
any reference to a statute is a reference to the applicable statute and to any regulations made pursuant thereto and includes all amendments made thereto and in force from time to time and any statute or regulation that has the effect of supplementing or superseding such statute or regulation; and
(8)
any other capitalized terms not defined herein but defined in the Plan shall have the meaning as set out in the Plan.

ARTICLE II

THE PSUs

2.1.
Grant

Subject to the provisions of this Agreement and the Plan, on the Date of Grant set forth above, the Company hereby grants to the Grantee a Performance Share Award consisting of [•] performance-based restricted share units (the “PSUs”), giving the Grantee the conditional right to receive, on the terms and conditions provided herein and in the Plan, one Common Share with respect to each PSU forming part of this Award, subject to adjustment pursuant to the Plan in respect of transactions occurring after the date hereof. The percentage of the total number of PSUs that may be earned by the Grantee will be determined in accordance with Exhibit A hereto.

2.2.
Nontransferability of PSUs

The Performance Share Award is not transferable or assignable by the Grantee except as expressly permitted under the Plan.

2.3.
Issuance of Shares

The Company will have no obligation to issue Common Shares upon the vesting or settlement of the PSUs unless the Board of Directors is satisfied that the issuance of such Common Shares to the Grantee is in accordance with the requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may from time to time be listed or posted for trading.

2.4.
Compliance with Laws

The Board of Directors may from time to time take such steps and require such documentation from the Grantee which in its opinion is necessary or desirable to ensure compliance with all applicable laws. The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the settlement of any PSUs in order to ensure such compliance, including the endorsement of a legend on any certificate representing Common Shares acquired on the settlement of the PSUs to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

2.5.
[Reserved]
2.6.
Vesting Conditions; Cessation of Employment; Change of Control
(1)
Vesting Conditions. Except as provided in Section 2.6(2) and Section 2.6(3) below, the PSUs shall vest on the applicable “Vesting Date” (as such term is defined in Exhibit A) based on achievement of the applicable Milestone (as such term is defined in Exhibit A); provided, that no PSUs shall vest pursuant to this Agreement unless the Grantee has continuously remained an Eligible Person from the Date of Grant through the applicable Vesting Date.
(2)
Cessation of Employment. Except as expressly provided for in this Agreement or in a written employment or service agreement, offer letter, change in control severance agreement, or any other agreement that, prior to the Date of Grant, has been entered into between the Grantee and the Company or any subsidiary of the Company or any Affiliate of the Company (such agreement, a “Separate Agreement”), if the Grantee ceases to be an “Eligible Person” for any reason, including due to termination of employment by the Company or any of its subsidiaries or any of its Affiliates without Cause or alleged constructive dismissal or due to voluntary termination by the Grantee, all outstanding PSUs granted under this Agreement will automatically and immediately be cancelled for no consideration on the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and no statutory, contractual or common law notice entitlement or any entitlement to compensation in lieu of such notice shall operate to extend the vesting of the PSUs past said deemed termination date.
(3)
Change of Control. Notwithstanding anything to the contrary in the Plan or this Agreement, in the event of a Change of Control, the treatment of the PSUs in connection with such Change of Control shall be as set forth in Exhibit A.

For greater certainty, for the purpose of this Agreement and the Plan, the date on which the employment of the Grantee is terminated without Cause or pursuant to voluntary resignation shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and not during or as of the end of any period following such date during which the Grantee is in receipt of, or entitled to receive, statutory, contractual or common law notice of termination or any compensation in lieu of such notice.

Further, and notwithstanding the above, and for greater certainty for the purposes of this Agreement and the Plan, if the Grantee’s employment is terminated by the Company, any of its subsidiaries or any of its Affiliates and prior thereto, concurrently therewith or immediately thereafter the Grantee commences employment with the Company, any of its subsidiaries or any of its Affiliates, as the case may be, the Grantee will not cease to be an “Eligible Person” and the vesting of the PSUs will not change as a result of such event.

Further, and notwithstanding the above, the Board of Directors may at its discretion accelerate the vesting of the PSUs, provided that the Board of Directors determines that such acceleration is appropriate and in the best interest of the Company in the circumstances and it is agreed and acknowledged that there is no obligation on the Board of Directors to exercise such discretion nor shall the Board of Directors be required to provide reasons for exercise or non-exercise of such discretion.

2.7.
Settlement of PSUs

The Company shall, as soon as practicable upon the vesting of a PSU hereunder but in no event later than March 15th of the year following the year in which the applicable PSU vests and in no event later than December 31, [•], with respect to each such PSU that so vests, transfer one (1) Common Share to the Grantee (or, in the event of the Grantee’s death, to the person to whom this Performance Share Award has passed by will or the laws of descent and distribution).

2.8.
Forfeiture; Recovery of Compensation

The Board of Directors may cancel, rescind, withhold or otherwise limit or restrict this Performance Share Award at any time if the Grantee is not in compliance with all applicable provisions of this Agreement and the Plan. By accepting this Performance Share Award, the Grantee expressly acknowledges and agrees that his or her rights under this Performance Share Award, and those of any permitted transferee of this Performance Share Award, including the right to any Common Shares acquired under this Performance Share Award or proceeds from the disposition thereof, are subject to the Xenon Pharmaceuticals Clawback Policy, as such policy may be amended and in effect from time to time (and any successor or similar policy), to the extent applicable, and the Plan. Nothing in the preceding sentence shall be construed as limiting the general application of Section 5.12 of this Agreement.

2.9.
Dividends; Other Rights

This Performance Share Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers Common Shares (if any) to the Grantee. The Grantee is not entitled to vote any Common Shares by reason of the granting of this Performance Share Award nor is the Grantee entitled to receive or be credited with any dividends declared and payable on any Common Share prior to the date on which any such share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those Common Shares, if any, that are actually delivered under this Performance Share Award.

2.10.
Taxes

The Grantee expressly acknowledges that the vesting and/or settlement of the PSUs acquired hereunder may give rise to “wages” subject to withholding. So as to ensure that the Company will be able to comply with the applicable obligations under any federal, provincial, state or local law relating to the withholding of tax or other required deductions, the Company shall withhold or cause to be withheld from any amount payable to a Grantee, either under this Performance Share Unit Award or otherwise, such amount as may be necessary to permit the Company to so comply. Unless otherwise agreed to between the Company and the Grantee, the Grantee authorizes the Company, on behalf of the Grantee, to sell or otherwise dispose of such portion of the Common Shares acquired by the Grantee on the settlement of the RSUs as is necessary to provide sufficient funds to the Company to enable it to satisfy any liability for any such withholding obligations. The Company shall remit the applicable portion of the net proceeds of such sale (after deduction of all fees commissions or costs in respect of such sale) to the appropriate governmental authority and shall remit to the Grantee any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and the Company shall not be under any obligation to obtain or indemnify the Grantee in respect of a particular price for the Common Shares so sold.

Notwithstanding anything in this Agreement to the contrary, the Grantee acknowledges and agrees that the Grantee shall remain fully responsible for satisfying his or her tax obligations relating to the Performance Share Award in all cases and nothing in this Section 2.10 shall be construed as relieving the Grantee of any liability for satisfying his or her tax obligations relating to the Performance Share Unit Award.

2.11.
Employment Agreement Clarification

Each of the Company and the Grantee hereby acknowledges and agrees that, if the Grantee has an employment agreement with the Company, references to “deferred compensation” in Section [•] and Section [•] of the employment agreement between the Grantee and the Company or its affiliate shall include restricted share units, other equity or equity-based awards, and other deferred compensation awards or rights, as applicable. This Section 2.11 shall survive the vesting and/or termination of the Performance Share Award and shall serve to modify such employment agreement.

ARTICLE III

ADJUSTMENTS

3.1.
Adjustments

This Agreement will be amended by the Company unilaterally (without the need of consent or notice to the Grantee) upon the occurrence of the events referred to in Section 10 of the Plan so that the rights of the Grantee hereunder, including the number of Common Shares subject to the Performance Share Award, will be adjusted in accordance with the provisions set forth in the Plan. Successive adjustments will be made in the case of the occurrence of more than one such event as provided for therein, but, in the case of each such event, only from and after the occurrence of such event. Without limiting the other provisions of this Agreement, this Performance Share Award is subject to the provisions of Section 10 of the Plan.

ARTICLE IV

COVENANTS AND REPRESENTATIONS

4.1.
Representations and Covenants of the Company
(1)
The Company hereby covenants that it will reserve or cause to be reserved for allotment sufficient Common Shares for issue to the Grantee of all Common Shares which may become issuable from time to time under the Performance Share Award.
(2)
The Company represents that the Grantee is a bona fide employee of the Company or of a subsidiary of the Company or of an Affiliate of the Company or an individual employed by a person which is providing management services to the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person who is approved as an “Eligible Person” by the Board of Directors.
4.2.
Representations and Covenants of the Grantee

The Grantee hereby represents and covenants that:

(1)
the Grantee is a director, officer, employee, consultant or advisor of the Company or of a subsidiary of the Company or of an Affiliate of the Company or a person who is approved as an “Eligible Person” by the Board of Directors on the Date of Grant;
(2)
the Grantee’s participation in the Plan is voluntary and the Grantee has not been induced to enter into this Agreement by the expectation of employment or continued employment with the Company or any subsidiary of the Company or any Affiliate of the Company or any person providing management services to the Company or any subsidiary of the Company or any Affiliate of the Company;
(3)
the Grantee is aware that the grant of the Performance Share Award and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the PSUs or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any PSUs or issue any Common Shares upon the vesting or settlement of any PSUs will cease;
(4)
if the Grantee ceases to be an “Eligible Person” due to termination of employment by the Company, any of its subsidiaries or any of its Affiliates without cause or alleged constructive dismissal or due to voluntary termination by the Grantee, the Grantee will not make any claims for continued vesting of PSUs past the effective date of such termination, which shall be deemed to be the last day the Grantee actively works in the business of the Company, any of its subsidiaries or any of its Affiliates (or in the case of an alleged constructive dismissal, the date on which the alleged constructive dismissal is alleged to have occurred), and will not make any claims for compensation in lieu of statutory, contractual or common law notice or damages relating thereto;

(5)
if the Grantee or the Legal Representative of the Grantee receives any Common Shares in respect of the PSUs, the Grantee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares received in respect of the PSUs, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Common Shares may be listed or posted for trading, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States; and
(6)
the Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities and the Grantee will not make any claim against the Company, any of its subsidiaries, any of its Affiliates or any of their respective officers, directors or employees related to tax liabilities arising from the PSUs or any of the Grantee’s other compensation.

ARTICLE V

MISCELLANEOUS

5.1.
Section 409A

This Performance Share Award is intended to be exempt from Section 409A of the Code as a short-term deferral thereunder and shall be construed and administered in accordance with that intent. Notwithstanding the foregoing, in no event will the Company have any liability relating to the failure or alleged failure of any payment or benefit under this Agreement to comply with, or be exempt from, the requirements of Section 409A of the Code.

5.2.
Notices

Any notice or other communication required or permitted to be delivered under this Agreement will be considered delivered only if in writing and when it is actually delivered (which delivery may be by telex, telecopy or other telecommunications device) to the attention of the party to whom it is intended at the principal business address of the Company, if addressed to the Company, or to the address specified above, if to the Grantee, or to such other address as such party may designate to the other party by notice in writing delivered in accordance with this Section 5.2.

5.3.
Interpretation; Administration

Any question arising as to the interpretation of this Agreement will be determined by the Board of Directors and/or the Compensation Committee and, absent manifest error, such determination will be conclusive and binding on the Company and the Grantee. Either the Board of Directors or the Compensation Committee may administer and make determinations under this Agreement and references to the Board of Directors in this Agreement shall refer to the Board of Directors and/or the Compensation Committee, as applicable.

5.4.
Further Assurances

Each of the parties hereto will, on demand by the other party hereto, execute and deliver all such further documents and instruments and do all such further acts and things as the party may either before or after the execution and delivery of this Agreement reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

5.5.
Severability

If any provision of this Agreement is determined to be void, illegal or unenforceable, such provision will be construed to be separate and severable from this Agreement and will not impair the validity, legality or enforceability of any other provision of this Agreement and the remainder of this Agreement will continue to be binding on the parties hereto as if such provision had been deleted.

5.6.
No Assignment

Neither this Agreement nor the Performance Share Award may be assigned, transferred or charged in whole or in part by the Grantee, and any purported assignment, transfer or charge shall cause this Agreement and the Performance Share Award to lapse forthwith and be null and void after that time.

5.7.
Burden and Benefit

This Agreement will be binding upon and will enure to the benefit of the Company and its successors and assigns and the Grantee and, if applicable, his or her Legal Representative.

5.8.
Time

Time will be of the essence in this Agreement.

5.9.
Effect on Employment

Neither the grant of this Performance Share Award, nor the issuance of Common Shares upon the vesting or settlement of any PSUs, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her employment at any time.

5.10.
Governing Law and Jurisdiction

This Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of the Province of British Columbia. Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with this Agreement to the exclusive jurisdiction of the courts of British Columbia.

5.11.
Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to PSUs awarded under the Plan or future awards that may be awarded under the Plan by electronic means or request the Grantee’s consent to participate in the Plan by electronic means, including, without limitation, by posting them on a website maintained by the Company or a third party under contract with the Company or through such methods indicated in this Agreement. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

If the Company posts such documents on a website, it shall notify the Grantee by e-mail or such other reasonable manner as then determined by the Company.

5.12.
Incorporation of the Terms of the Plan

This Agreement shall be deemed to have incorporated all the terms of the Plan and the PSUs granted hereunder shall be subject to the terms of the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XENON PHARMACEUTICALS INC.

By:
Title: Corporate Secretary

[First Name Last_Name]